--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                                VITALSTATE, INC.
             (Exact name of Registrant as specified in its Charter)

        NEW YORK                      0-30158                     13-3935933
(State or other Jurisdiction)      (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

               1499 High Ridge Road, Boynton Beach, Florida, 33426
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (561) 375-6333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective November 1, 2004, Lisa Dalberth was appointed Chief Financial Officer for Vitalstate US, Inc. and its affiliated companies, including Vitalstate, Inc. (all such companies together, the "Company"). Ms. Dalberth, who is 37 years old, will serve as Chief Financial Officer for an initial term from November 1, 2004 through December 31, 2004 and shall automatically continue as Chief Financial Officer for successive one year terms unless her employment is terminated.

      From May 2003 until June 2004, Ms. Dalberth was Vice-President, Finance for the Company. Prior to joining the Company, Ms. Dalberth was employed by Rexall Sundown, which she joined in 2000, where she was assigned the integration of the newly acquired MET-Rx business, among other duties. During her tenure at Rexall Sundown, Ms. Dalberth led the financial efforts and teamed with strategic development members associated with the overall sports nutrition division of the business. Previous to her employment at Rexall Sundown, Ms. Dalberth was Chief Operating Officer of a private consumer products company. Prior to that, Ms. Dalberth was employed by Sunbeam Corporation.

      Ms. Dalberth and Vitalstate US Inc. have entered into an employment agreement as of November 1, 2004, under which Ms. Dalberth will serve as Chief Financial Officer and have responsibility for oversight of all finance and accounting related activities. Ms. Dalberth will receive an initial annual salary of $150,000, will be eligible to receive a bonus and will receive a benefit program paid for entirely by the Company. During her employment Ms. Dalberth cannot compete with the Company in Canada and the United States, have an ownership interest in any entity engaged in any aspect of the Company's business (other than ownership of 5% or less of a publicly traded corporation), or consult or assist anyone in a business competitive with the Company. The employment agreement may be terminated by Ms. Dalberth if the Company is no longer sufficiently capitalized, upon 30 days written notice by Ms. Dalberth. If Ms. Dalberth's employment is terminated by the Company without cause, the Company must continue to pay Ms. Dalberth her base salary for the duration of the contractual term.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VITALSTATE, INC.

Date:  November 4, 2004
                                       By: /s/ Lisa Dalberth
                                          --------------------------------------
                                           Name:  Lisa Dalberth
                                           Title:   Chief Financial Officer

                                     - 3 -